UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2023

WeTrade Group Inc.
(Exact name of Company as specified in charter)

Wyoming	7374	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 101, Level 1 Building 8,

No. 18, Kechuang 10th Street,

Beijing Economic and Technological Development Zone

People’s Republic of China 100020

+86-135-011-76409

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2023, Wetrade Group Inc. (the “Company”) entered into those certain Securities Purchase Agreement (the “Securities Purchase Agreement) with certain accredited investors (the “Purchasers”), pursuant to which the Company will receive a net proceed of up to $16,500,000 in consideration of the issuance of:

•	senior secured convertible notes in the aggregate original principal amount of $18,333,333.33 (the “Convertible Notes”);

•	warrants to purchase up to 25% of the number of the Company’s shares of common stock (the “Common Stock”) underlying the aggregate face value of the Convertible Notes at the initial conversion price of $0.24 per share until on or prior to 11:59 p.m. (New York time) on the five-year anniversary of the closing date at an initial exercise price of $1.00 per share (the “Warrants”).

The closing of the transaction underlying the Securities Purchase Agreement is subject to certain closing conditions.

The Convertible Notes bear interest at an interest rate of 5% per annum payable on each installment date commencing on the original date of issuance. If an Event of Default (as defined in the Notes) has occurred and is continuing, interest would accrue at the rate of 18% per annum, compounding monthly. The Convertible Notes are convertible into shares of common stock, beginning after the original date of issuance at an initial conversion price of $0.24 per share. The conversion price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of common sock, or securities convertible, exercisable or exchangeable for, common stock at a price below the then-applicable conversion price (subject to certain exceptions).

The Warrants contain provisions permitting cashless exercise subject to certain conditions.

The Convertible Notes and the Warrants contain conversion limitations providing that a holder thereof may not convert the Convertible Notes or exercise the Warrants to the extent (but only to the extent) that, if after giving effect to such conversion or exercise, the holder or any of its affiliates would beneficially own in excess of 4.99% the ordinary shares immediately after giving effect to such conversion or exercise. A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

The Company has also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) to file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of all of the registrable securities under the Registration Rights Agreement.

The Convertible Notes will rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined in the Securities Purchase Agreement), and will be secured by a first priority perfected security interest in all of the existing and future assets of the Company and each Subsidiary Guarantor (as defined in the Security and Pledge Agreement), as evidenced by (i) a security agreement to be entered into at closing (the “Security Agreement”), (ii) a deposit account control agreement (the “Deposit Account Control Agreement”) entered into with respect to certain accounts described in the Convertible Note and the Security Agreement, and (iii) a guaranty to be executed by certain subsidiaries of the Company (the “Subsidiary Guarantee”) pursuant to which each of them will guaranty the obligations of the Company under the Convertible Notes and the other transaction documents.

Pursuant to the Securities Purchase Agreement, the Company agreed to seek the approval of its shareholders for the issuance of all shares of common stock issuable upon conversion of the Convertible Notes and the exercise of the Warrants, in compliance with the rules of the Nasdaq Capital Market (the “Shareholder Approval”). It is a condition to the closing that the Company enter into voting agreements (the “Voting Agreements”) with certain significant shareholder of the Company (each, a “Shareholder”), pursuant to which each Shareholder will agree, with respect to all of the voting securities of the Company that such Shareholder beneficially owns as of the date thereof or thereafter, to vote in favor of the Shareholder Approval.

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The Company also agrees to enter into a placement agent agreement with Univest Securities LLC (the “Placement Agent”) at the closing, pursuant to which the Company will engage the Placement Agent to act as the Company’s placement agent in connection with the transaction and agree to pay the Placement Agent (i) a cash fee equal to 7% of the gross proceeds received by the Company from the sale of the securities at the closing of the offering; and (ii) $150,000 in out-of-pocket expenses, including the reasonable fees and expenses of Placement Agent’s counsel and due diligence analysis.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Notes, the Securities Purchase Agreement, the Form of Warrants, the Registration Rights Agreement, the Security Agreement, the Subsidiary Guaranty, the Voting Agreement, the Placement Agency Agreement, and the Deposit Account Control Agreement attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, each of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02 of this Current Report to the extent required. The Convertible Notes and the Warrants have been offered and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, for the sale of securities not involving a public offering. Each of the Purchasers is an accredited investor which has purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares of common stock to be issued upon conversion of the Convertible Notes and the exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 8.01. Other Events.

On April 6, 2023, the Company issued a press release announcing the signing of the Securities Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements & Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Senior Secured Convertible Note
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrants
10.3	Form of Registration Rights Agreement.
10.4	Form of Security Agreement.
10.5	Form of Subsidiary Guaranty
10.6	Form of Voting Agreement
10.7	Placement Agency Agreement
10.8	Form of Deposit Account Control Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WeTrade Group Inc.

Dated: April 7, 2023	By:	/s/ Hechun Wei
	Name:	Hechun Wei
	Title:	Chief Executive Officer

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